Exhibit 10(iii)A(2)

                       NONQUALIFIED STOCK OPTION AGREEMENT
                         (SURRENDERED ASPIRATION AWARD)

THIS  AGREEMENT,  made as of the 4th day of October,  2000 (the  "Grant  Date"),
between  National  Service  Industries,   Inc.,  a  Delaware   corporation  (the
"Company"), and "Name" (the "Optionee").

WHEREAS, the Company has adopted the National Service Industries, Inc. Long-Term
Achievement Incentive Plan (the "Plan") in order to provide additional incentive to certain officers and key employees of the Company and its Subsidiaries; and

WHEREAS,  the  Optionee  performs  services  for the  Company  and/or one of its
Subsidiaries; and

WHEREAS, the Committee responsible for administration of the Plan has determined to grant the Option to the Optionee as provided  herein,  in accordance with the election  previously  made by the  Optionee  to  surrender  all or a portion  of
Optionee's Aspiration Achievement Incentive Award in exchange for Options.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option.
   ----- -- ------

1.1 The  Company  hereby  grants  to the  Optionee  the right  and  option  (the
"Option") to purchase  all or any part of an aggregate of "Amount"  whole Shares subject to, and in accordance  with,  the terms and conditions set forth in this
Agreement.

1.2 The Option is not  intended to qualify as an Incentive  Stock Option  within the meaning of Section 422 of the Code.

1.3 This Agreement  shall be construed in accordance  and  consistent  with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference)  and, except as otherwise  expressly set forth herein,  the capitalized  terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Purchase Price.
   -------- -----

The price at which the  Optionee  shall be entitled to purchase  Shares upon the exercise of the Option shall be $19.4375 per Share.

3. Duration of Option.
   -------- -- ------

The Option shall be exercisable to the extent and in the manner  provided herein for a period of ten (10)  years  from the  Grant  Date  (the  "Exercise  Term");
provided,  however,  that the Option may be earlier  terminated  as  provided in
Section 6 hereof.

Exhibit 10(iii)A(2)

4. Exercisability of Option.
   -------------- -- ------

The Option is, immediately upon grant, fully vested and exercisable,  subject to expiration and termination as provided herein.

5. Manner of Exercise and Payment.
   ------ -- -------- --- -------

5.1 Subject to the terms and  conditions  of this  Agreement  and the Plan,  the
Option may be  exercised by delivery of written  notice to the  Company,  at its principal  executive  office.  Such  notice  shall  state that the  Optionee  is electing to exercise the Option and the number of Shares in respect of which the
Option  is being  exercised  and  shall  be  signed  by the  person  or  persons exercising  the Option.  If requested by the  Committee,  such person or persons shall (i)  deliver  this  Agreement  to the  Secretary  of the Company who shall endorse thereon a notation of such exercise and (ii) provide  satisfactory proof as to the right of such person or persons to exercise the Option.

5.2 The notice of exercise  described in Section 5.1 shall be accompanied by the full  purchase  price for the  Shares in  respect  of which the  Option is being exercised,  in cash, by check, or by transferring Shares to the Company having a
Fair Market Value on the day  preceding  the date of exercise  equal to the cash amount for which such Shares are substituted.

5.3 Upon  receipt  of notice of  exercise  and full  payment  for the  Shares in respect of which the Option is being  exercised,  the Company shall,  subject to
Section  17 of the Plan,  take such  action as may be  necessary  to effect  the transfer to the  Optionee of the number of Shares as to which such  exercise was effective.

5.4 The Optionee  shall not be deemed to be the holder of, or to have any of the rights of a holder with  respect to any Shares  subject to the Option  until (i)
the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was  exercised,  (ii) the Company  shall have issued and delivered the Shares to the Optionee,  and (iii) the  Optionee's  name shall have been  entered  as a  stockholder  of  record  on the books of the  Company, whereupon the Optionee  shall have full voting and other  ownership  rights with respect to such Shares.

6. Termination of Employment.
   ----------- -- ----------

6.1 In General.
    -- -------

If the  employment of the Optionee with the Company and its  Subsidiaries  shall terminate  for any reason,  other than for the reasons set forth in Sections 6.2 and 7.2  below,  the  Option  shall  terminate  on the  date  of the  Optionee's termination of employment.

6.2 Termination of Employment Due to Specified Reasons.
    ----------- -- ---------- --- -- --------- --------

If the  Optionee's  termination  of  employment  is due  to  death,  Disability,

Exhibit 10(iii)A(2)

Retirement  (termination  on or after age 65),  termination by the Company other than for cause,  termination  after attaining age 55, or voluntary  termination, the following shall apply:

(a)  Termination  Due To Death.  In the event the Optionee  dies while  actively employed,  the Option shall remain  exercisable  until seven (7) years after the date of grant or one (1) year after the date of termination,  whichever is later
(but in any event not beyond the Exercise Term),  by (A) a Permitted  Transferee
(as defined in Section 8 below),  if any, or such  person(s)  that have acquired the  Optionee's  rights  under such Option by will or by the laws of descent and distribution,  or (B) if no such person described in (A) exists,  the Optionee's estate or representative of the Optionee's estate.

(b)  Termination by  Disability.  In the event the employment of the Optionee is terminated by reason of Disability,  the Option shall remain  exercisable  until seven  (7)  years  after  the date of grant or one (1) year  after  the date the
Committee determines the Optionee terminated for Disability,  whichever is later
(but in any event not beyond the Exercise  Term). In the event of the Optionee's death after such  termination,  the Option shall  continue to be  exercisable in accordance with this subsection (b) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

(c)  Termination by Retirement or by the Company Without Cause. In the event the employment of the Optionee is  terminated  by reason of Retirement  (at or after age 65) or by the Company for any reason other than for cause,  the Option shall remain  exercisable  until  seven (7) years  after the date of grant or five (5)
years after the date of  termination,  whichever  is later (but in any event not beyond the  Exercise  Term).  In the event of the  Optionee's  death  after such
Retirement  or  termination,  the Option  shall  continue to be  exercisable  in accordance with this subsection (c) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

(d)  Termination  After  Attaining Age 55. In the event the Optionee  terminates employment  (other than as a result of death or Disability)  after attaining age
55 but prior to age 65, unless the Committee determines otherwise at the time of such termination, the Option shall remain exercisable until five (5) years after the date of grant  (but not  beyond  the  Exercise  Term).  In the  event of the
Optionee's  death  after such  termination,  the  Option  shall  continue  to be exercisable in accordance  with this subsection (d) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

Exhibit 10(iii)A(2)

(e)  Voluntary  Termination.   In  the  event  Optionee  voluntarily  terminates
employment,  the Options shall remain  exercisable  until ninety (90) days after the date of termination (but not beyond the Exercise Term).

7. Effect of Change in Control.
   ------ -- ------ -- -------

7.1 Notwithstanding anything contained to the contrary in this Agreement, in the event of a Change in Control,  the Optionee  shall be permitted to surrender for cancellation within sixty (60) days after such Change in Control,  the Option or any  portion of the Option to the extent  not yet  exercised,  and the  Optionee shall be entitled to receive  immediately  a cash  payment in an amount equal to the excess,  if any, of (A) the greater of (x) the Fair Market Value on the date preceding the date of surrender,  of the shares subject to the Option or portion of the Option  surrendered,  or (y) the Adjusted Fair Market Value of the Shares
subject to the Option or portion  thereof  surrendered,  over (B) the  aggregate purchase price for such Shares under the Option; provided,  however, that if the
Option was granted  within six (6) months prior to the Change in Control and the
Optionee may be subject to liability  under  Section  16(b) of the Exchange Act, the Optionee  shall be entitled to surrender  the Option,  or any portion of the
Option,  for  cancellation  during  the  sixty  (60) day  period  following  the expiration  of six (6)  months  from the Grant  Date and to  receive  the amount described above with respect to such surrender for cancellation.

7.2 If the  employment  of the  Optionee  is  terminated  within  two (2)  years following a Change in Control,  the Option shall  continue to be  exercisable at any time until  seven (7) years after the date of grant or three (3) years after the date of such termination of employment,  whichever is later, but in no event after expiration of the Exercise Term.

8. Nontransferability.
   ------------------

The  Option  shall  not be  transferable  other  than by will or by the  laws of descent  and  distribution.  Notwithstanding  the  foregoing,  the Option may be transferred,  in whole or in part, without consideration,  by written instrument signed by the Optionee,  to any members of the immediate  family of the Optionee
(i.e., spouse, children, and grandchildren),  any trusts for the benefit of such family members or any  partnerships  whose only partners are such family members
(the "Permitted Transferees").  Appropriate evidence of any such transfer to the
Permitted  Transferees  shall  be  delivered  to the  Company  at its  principal executive  office.  If all or part of the Option is  transferred  to a Permitted
Transferee,  the Permitted Transferee's rights hereunder shall be subject to the same  restrictions  and limitations  with respect to the Option as the Optionee.
During the lifetime of the Optionee, the Option shall be exercisable only by the
Optionee, or if applicable, by the Permitted Transferees.

Exhibit 10(iii)A(2)

9. No Right to Continued Employment.
   -- ----- -- --------- ----------

Nothing in this  Agreement  or the Plan shall be  interpreted  or  construed  to confer upon the Optionee any right with respect to  continuance of employment by the Company or a Subsidiary,  nor shall this  Agreement or the Plan interfere in any way  with  the  right  of the  Company  or a  Subsidiary  to  terminate  the
Optionee's employment at any time.

10. Adjustments.
    -----------

In the event of a Change in  Capitalization,  the Committee may make appropriate adjustments  to the  number  and class of Shares  or other  stock or  securities subject to the Option and the  purchase  price for such Shares or other stock or securities.  The  Committee's  adjustment  shall be made in accordance  with the provisions of Section 11 of the Plan and shall be effective and final,  binding, and conclusive for all purposes of the Plan and this Agreement.

11. Terminating Events.
    ----------- ------

Subject to Section 7 hereof,  upon the effective date of (i) the  liquidation or dissolution of the Company or (ii) a merger or  consolidation  of the Company (a
"Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee  shall be entitled to receive in respect of all Shares  subject to the Option,  upon exercise of the Option,  the same number and kind of stock, securities,  cash,  property,  or other consideration that each holder of Shares was entitled to receive in the Transaction.

12. Withholding of Taxes.
    ----------- -- -----

The Company shall have the right to deduct from any  distribution of cash to the
Optionee an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding  Taxes") with respect to the  Option.  If the  Optionee  is  entitled  to receive  Shares upon exercise of the Option,  the  Optionee  shall pay the  Withholding  Taxes to the
Company in cash prior to the issuance of such  Shares.  In  satisfaction  of the
Withholding   Taxes,  the  Optionee  may  make  a  written  election  (the  "Tax
Election"),  which  may  be  accepted  or  rejected  in  the  discretion  of the
Committee,  to have withheld a portion of the Shares issuable to him or her upon exercise  of the Option,  having an  aggregate  Fair  Market  Value equal to the withholding  Taxes,  provided  that, if the Optionee may be subject to liability under  Section  16(b) of the Exchange  Act,  the  election  must comply with the requirements applicable to Share transactions by such Optionees.

13. Employee Bound by the Plan.
    -------- ----- -- --- ----

The Optionee hereby acknowledges  receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

Exhibit 10(iii)A(2)

14. Modification of Agreement.
    ------------ -- ---------

This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived,  but only by a written  instrument  executed by the parties hereto.

15. Severability.
    ------------

Should  any  provision  of  this  Agreement  be held  by a  court  of  competent jurisdiction  to be  unenforceable  or invalid  for any  reason,  the  remaining provisions  of this  Agreement  shall not be affected by such  holding and shall continue in full force in accordance with their terms.

16. Governing Law.
    --------- ---

The validity,  interpretation,  construction,  and performance of this Agreement shall be governed by the laws of the State of Delaware  without giving effect to the conflicts of laws principles thereof.

17. Successors in Interest.
    ---------- -- --------

This Agreement  shall inure to the benefit of and be binding upon each successor corporation.  This Agreement shall inure to the benefit of the Optionee's  legal representatives.  All  obligations  imposed  upon the  Optionee  and all  rights granted  to the  Company  under  this  Agreement  shall be final,  binding,  and
conclusive  upon  the  Optionee's  heirs,   executors,   Permitted  Transferees,
administrators, and successors.

18. Resolution of Disputes.
    ---------- -- --------

Any dispute or disagreement  which may arise under, or as a result of, or in any way  relate  to,  the  interpretation,  construction,  or  application  of  this
Agreement shall be determined by the Committee. Any determination made hereunder shall be final,  binding, and conclusive on the Optionee and the Company for all purposes.

ATTEST:                                              NATIONAL SERVICE INDUSTRIES, INC.

____________________________________________         By:__________________________________________________
                  Secretary                               James S. Balloun
                                                          Chairman, President, and
                                                          Chief Executive Officer

                                                        --------------------------------------------------
                                                          Name of Optionee:  "Name"